UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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First Internet Bancorp

(Name of Registrant as Specified In Its Charter)

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April 9, 2013

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the 2013 Annual Meeting of Shareholders of First Internet Bancorp on Monday, May 20, 2013 at 1:00 p.m. (EDT), at the Conference Room (West Entrance), 9100 Keystone Crossing, Indianapolis, Indiana 46240. At the meeting, shareholders will vote on the business items listed in the notice of the meeting, which follows on the next page.

We are furnishing our proxy materials to our shareholders primarily over the Internet. We believe that this e-proxy process will expedite shareholders’ receipt of proxy materials, help keep our costs low and reduce the environmental impact of our annual meeting. On or about April 9, 2013, a Notice of Internet Availability of Proxy Materials was mailed to our shareholders containing instructions on how to access our proxy statement and our 2012 Annual Report to Shareholders and vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can receive a paper copy of the proxy statement, annual report and related materials.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly.

You may vote your shares via a toll-free telephone number or over the Internet. If you receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all available methods of voting are contained in the Notice of Internet Availability of Proxy Materials, the proxy statement and the proxy card. If you attend the meeting, you may vote in person.

I look forward to seeing you at the meeting.

Sincerely,

/s/ David B. Becker

David B. Becker

Chairman of the Board

and Chief Executive Officer

FIRST INTERNET BANCORP

8888 Keystone Crossing, Suite 1700

Indianapolis, Indiana 46240

(317) 532-7900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 20, 2013

The 2013 Annual Meeting of Shareholders of First Internet Bancorp will be held at the Conference Room (West Entrance), 9100 Keystone Crossing, Indianapolis, Indiana 46240, at 1:00 p.m. EDT on Monday, May 20, 2013, for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of shareholders,

2.	To approve, in an advisory (non-binding) vote, the compensation paid to three of our executive officers,

3.	To determine, in an advisory (non-binding) vote, whether to conduct future advisory votes to approve executive compensation every one, two or three years,

4.	To approve the First Internet Bancorp 2013 Equity Incentive Plan,

5.	To ratify the appointment of BKD LLP as our independent registered public accounting firm for 2013, and

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record as of the close of business on April 5, 2013, are entitled to notice of and to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies.

Your vote is important, regardless of the number of shares you own. If you do not attend the meeting to vote in person, your vote will not be counted unless a proxy representing your shares is presented at the meeting. To ensure that your shares will be voted at the meeting, please vote in one of these ways:

(1)	Go to the website noted on your proxy card or the Notice of Internet Availability of Proxy Materials and vote via the Internet;

(2)	If you receive a printed copy of the proxy materials by mail, USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card (this is a free call in the U.S.);

(3)	If you receive a printed copy of the proxy materials by mail, MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the envelope provided, which requires no additional postage if mailed in the U.S.; and

(4) If you attend the meeting, you may revoke your proxy and vote by ballot.

By order of the Board of Directors,

/s/ Kay E. Whitaker

Kay Whitaker, Secretary

Indianapolis, Indiana

April 9, 2013

TABLE OF CONTENTS

Page

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1-5

PROPOSAL 1 – ELECTION OF DIRECTORS	6-8

CORPORATE GOVERNANCE	9-13

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	14-15

PROPOSAL 3 – ADVISORY VOTE TO DETERMINE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION	16

EXECUTIVE COMPENSATION	17-21

PROPOSAL 4 – APPROVAL OF 2013 EQUITY INCENTIVE PLAN	22-29

EQUITY COMPENSATION PLAN INFORMATION	30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

REPORT OF THE AUDIT COMMITTEE	32

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING	33

INCORPORATION BY REFERENCE	34

ANNUAL REPORT ON FORM 10-K	34

OTHER BUSINESS	34

APPENDIX A – FIRST INTERNET BANCORP 2013 EQUITY INCENTIVE PLAN	A-1

FIRST INTERNET BANCORP

8888 Keystone Crossing, Suite 1700

Indianapolis, Indiana 46240

Annual Meeting of Shareholders

May 20, 2013

PROXY STATEMENT

This proxy statement and accompanying proxy are being furnished to the holders of common stock of First Internet Bancorp (the “Company,” “First Internet,” “we” or “us”) in connection with the solicitation of proxies by the Board of Directors for the 2013 Annual Meeting of Shareholders to be held at 1:00 p.m. EDT on Monday, May 20, 2013, at the Conference Room (West Entrance), 9100 Keystone Crossing, Indianapolis, Indiana, and at any adjournments thereof. This proxy statement and the accompanying form of proxy are being mailed to our shareholders on or about April 9, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did shareholders receive a Notice of Internet Availability of Proxy Materials?

All of our shareholders will receive a Notice of Internet Availability of Proxy Materials, or Notice, which was or will be sent to shareholders on or about April 9, 2013, containing information on the availability of our proxy materials on the Internet. Shareholders will not receive a printed copy of our proxy materials unless they request the materials in the manner described in the Notice. The Notice explains how to access and review this proxy statement and our 2012 Annual Report to Shareholders, and how you may vote by proxy.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. By voting over the Internet, by telephone or, if you receive a printed copy of the proxy materials, by completing and returning a proxy card, you are giving the persons named, Kay E. Whitaker and David B. Becker, the authority to vote your shares in the manner you indicate.

Who is qualified to vote?

Shareholders of record as of the close of business on April 5, 2013 are entitled to vote at the annual meeting or any adjournments thereof. As of that date, we had 1,876,782 shares of our common stock outstanding.

How many shares must be present to hold the meeting?

The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the annual meeting, or 938,392 shares, is necessary to constitute a quorum for the transaction of business.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Registrar and Transfer Company, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “shareholder of record,” you have several choices. You can vote your shares by proxy:

•	Over the Internet;
•	By the telephone; or
•	If you receive a printed copy of the proxy card, by marking, signing, dating and mailing your proxy card.

You will need to have the Notice or, if you received a printed copy of the proxy materials, your proxy card, available when voting over the Internet or by telephone. Please refer to the specific instructions set forth on the Notice or proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a shareholder. If you vote over the Internet or by telephone, you do not need to return a proxy card.

If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Can I vote in person at the meeting?

If you are a “shareholder of record,” you may vote your shares in person at the meeting. If you hold your shares in “street name,” you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote your shares at the meeting.

What do I need to do to attend the meeting and how do I vote my shares in person?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the meeting. Only shareholders who owned our common stock as of the close of business on April 5, 2013 are entitled to attend the meeting.

•	If you are a shareholder of record as of April 5, 2013, you must bring some form of government-issued photo identification to be admitted to the meeting. You may vote your shares in person at the meeting by completing a ballot at the meeting.

•	If your shares are held in street name, you must request a written legal proxy from your broker, bank or other nominee that holds your shares in order to vote your shares at the meeting. If you do not obtain a written legal proxy from your broker, bank or other nominee, you will not be entitled to vote your shares at the meeting, but you can still attend the meeting if you bring a recent bank or brokerage statement showing that you owned shares of common stock on April 5, 2013 and provide some form of government-issued photo identification.

Even if you currently plan to attend the meeting, we recommend that you vote by proxy, either via the Internet, by telephone or by mail, so that your vote will be counted if you later decide not to attend the meeting.

What matters will be voted on at the meeting?

There are five matters to be voted on at the meeting, as follows:

1.	The election of seven directors to serve until the next annual meeting of shareholders,
2.	An advisory vote to approve the compensation paid to three of our executive officers, also referred to as a “say-on-pay” vote,
3.	An advisory vote to determine the frequency of future say-on-pay votes, also referred to as a “say-on-frequency” vote,
4.	The approval of the First Internet Bancorp 2013 Equity Incentive Plan (the “2013 Plan”), and
5.	The ratification of the appointment of BKD LLP as our independent registered public accounting firm for 2013.

What are broker non-votes?

A broker non-vote occurs when a nominee, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its shares. Proposals 1, 2, 3 and 4 all fall into this category. If you do not provide your broker with voting instructions, any of your shares held by the broker will not be voted on any of these proposals.

What vote is required for each of the proposals to be approved?

For Proposal 1, the directors receiving a plurality of the votes cast FOR will be elected. Neither abstentions nor broker non-votes will affect the outcome of this proposal.

Proposals 2 and 5 will be approved if more shares are voted FOR the proposal than AGAINST. Neither abstentions nor broker non-votes will affect the outcome of either proposal.

For Proposal 3, the voting standard under Indiana law and our By-Laws is that the proposal will be approved if more shares are voted FOR than AGAINST. However, the Board of Directors will consider the frequency receiving the most votes as representing our shareholders’ preference on how frequently to hold future shareholder advisory votes on the compensation paid to our named executive officers. Neither abstentions nor broker non-votes will affect the outcome of this proposal.

Proposal 4 will be approved if the proposal receives the affirmative vote of a majority of the votes cast or, in other words, if more shares are voted FOR the proposal than the number of shares voted AGAINST or ABSTAIN. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will not affect the outcome of this proposal.

What can I do if I change my mind after I submit my proxy?

If you are a shareholder of record, you may revoke your proxy by close of business on May 17, 2013 before it is voted at the meeting by: (1) sending a written notice of the revocation to our Secretary at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240 that is received prior to the meeting, (2) submitting a later-dated proxy via the Internet, by telephone or by mail, or (3) by attending the meeting and voting your shares in person. If your shares are held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee holder. You may also vote in person at the annual meeting if you obtain a legal proxy as described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

•	FOR the election of the seven nominees.

•	FOR the say-on-pay vote.

•	For every THREE YEARS on the say-on-frequency vote.

•	FOR the approval of the 2013 Plan.

•	FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for 2013.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares as follows:

•	FOR the election of the seven nominees.

•	FOR the say-on-pay vote.

•	For every THREE YEARS on the say-on-frequency vote.

•	FOR the approval of the 2013 Plan.

•	FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for 2013.

What is the effect of the say-on-pay vote and say-on-frequency vote?

These proposals are advisory and not binding on the Company, the Board of Directors or the Compensation Committee. We could, if the Board or the Compensation Committee concluded it was in our best interests to do so, choose not to follow or implement the outcome of these advisory votes.

Why did I receive more than one Notice or proxy card?

You will receive multiple Notices or proxy cards if you hold your shares of record in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held in street name by a broker, bank or other nominee, you will receive your proxy card from your broker, bank or other nominee and you will return your proxy to your broker, bank or other nominee. You should vote on and sign each proxy card you receive.

What happens if additional matters are presented at the annual meeting?

We know of no other matters other than the items of business described in this proxy statement that will be presented at the meeting. If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Indiana law and our By-Laws.

Who will count the votes?

Our transfer agent, Registrar and Transfer Company, will act as inspector of elections at the annual meeting and will count the votes.

Can I review the list of shareholders entitled to vote at the meeting?

A list of shareholders entitled to vote at the meeting will be available at the meeting and for five days prior to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our offices at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240. If you would like to view the shareholder list, please contact our Secretary at (317) 532-7900 to schedule an appointment.

Who pays for the cost of proxy preparation and solicitation?

We will pay the cost of preparing, assembling and mailing this proxy statement and form of proxy. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so.

Is this proxy statement the only way that proxies are being solicited?

Our directors, officers and other employees may also solicit proxies personally by telephone, facsimile, electronic mail, personal contact or otherwise. They will not be specifically compensated for doing so.

Can I receive future proxy statements and annual reports electronically?

Yes.  If you are a shareholder of record, you may request and consent to electronic delivery of future proxy statements, annual reports and other shareholder communications by following the instructions on your Notice or proxy card to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.  You may also contact our transfer agent, Registrar and Transfer Company by calling (908) 497-2300 or toll-free at (800) 866-1340 or by writing:  Attn: Client Relations Department, 10 Commerce Drive, Cranford, NJ 07016.  If your shares are held beneficially in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery.

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. The Board, acting on the recommendation of our Nominating and Corporate Governance Committee, has nominated the seven incumbents for election as directors. Each nominee who is elected will serve for a term of one year, which expires at our next annual meeting of shareholders or such later date as his or her successor has been elected and qualifies.

No fees were paid to any third parties to identify or evaluate potential nominees. Unless authority is specifically withheld, the shares voting by proxy will be voted in favor of these nominees.

If any of these nominees becomes unable to serve, we expect that the persons named as proxies will exercise their voting power in favor of other such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Board of Directors knows of no reason why any of the nominees would be unable to serve.

The names of the persons who are nominees for election and their current positions and offices with First Internet are set forth below. There are no family relationships among any of our directors or officers.

Nominees	Age	Positions and Offices Held with First Internet
David B. Becker	59	Chief Executive Officer, President and Chairman of the Board
John K. Keach, Jr.	61	Director
David R. Lovejoy	64	Director, Vice Chairman of the Board
Ann D. Murtlow	52	Director
Ralph R. Whitney, Jr.	78	Director
Jerry Williams	70	Director
Jean L. Wojtowicz	55	Director

Business Experience and Qualifications of Nominees

David B. Becker has served as our Chairman of the Board since 2006 and as our President since 2007. Mr. Becker is the founder of First Internet Bank of Indiana, our banking subsidiary (the “Bank”), and has served as an officer and director of the Bank since 1999.

Mr. Becker’s experiences as an entrepreneur in numerous businesses and in acting as our principal executive officer for over five years qualify him for service on our Board of Directors.

John K. Keach, Jr. has served as a director of the Company and the Bank since November 2012. He is currently a private investor. From 1994 to September 2012, he was Chairman of the Board, President and Chief Executive Officer of Indiana Community Bancorp, a bank holding company headquartered in Columbus, Indiana, that was acquired by Old National in September 2012.

Mr. Keach’s experience as the chief executive officer of a publicly-held bank holding company for more than ten years qualifies him for service on our Board of Directors.

David R. Lovejoy has served as Vice Chairman of the Board since 2006. He has been a director of the Company since 2006 and a director of the Bank since 1999. Mr. Lovejoy previously served as President at the Bank from 2000 to 2006. He is currently a managing director, chief compliance officer and chief financial officer of Greycourt & Co., which provides investment advisor services. Mr. Lovejoy has extensive experience in financial services, corporate development and strategy, corporate restructuring and startup. He has served as the Vice Chairman of Mellon Bank Corporation and Security Pacific Corporation, and as a director of the Los Angeles Branch of the 12th District Federal Reserve Bank and Phelps Dodge Corporation.

Mr. Lovejoy is qualified to serve as a director due to his years of experience in the financial service industries, including his service as an executive of major financial companies and a director of a Federal Reserve Bank.

Ann D. Murtlow has been a director of the Company and the Bank since January 1, 2013. Ms. Murtlow was named President and CEO of United Way of Central Indiana on April 1, 2013. Previously she served as Principal of her consulting firm, AM Consulting, LLC. From 2001 to 2011, Ms. Murtlow served as President, Chief Executive Officer and Director of IPALCO Enterprises, Inc., a wholly owned subsidiary of AES Corporation, and Indianapolis Power and Light Company, a wholly owned subsidiary of IPALCO Enterprises. She also served as Vice President and Group Manager of AES Corporation’s Northern and Central European operations from 1999 to 2002. Ms. Murtlow served as a director of the Federal Reserve Bank of Chicago from 2007 to 2012, and AEGIS Insurance Services from 2009 to 2011. She currently serves as a director of Great Plains Energy Incorporated, Wabash National Corporation and Herff Jones. In addition she is a director of the Mind Trust and Economic Club of Indiana

Ms. Murtlow’s experience as principal executive officer and experience with corporate and non-profit boards of directors qualify her to serve on our Board of Directors. Her experience as a former director of the Federal Reserve Bank of Chicago also provides helpful insight into the financial services and banking industry and the associated regulatory environment.

Ralph R. Whitney, Jr. has been a director of the Company since 2006 and a director of the Bank since 1998. Mr. Whitney has been a principal at Hammond, Kennedy, Whitney & Co., a New York financial intermediary and private investment banking firm, since 1971. He has served as director of Baldwin Technology Company, Inc. and Excel Industries, Inc. and served as chairman of that company’s board of directors from 1983 to 1985, as a director of Dura Automotive Systems, Inc., which merged with Excel Industries, and currently serves as chairman of the board of directors of First Wyoming Capital Corp. and as a director of S.A. Technologies, as well as an advisor to Cheyenne Capital and Access Venture Partners. Mr. Whitney is also a Trustee of the University of Rochester and a director of the University of Wyoming Foundation.

Mr. Whitney’s decades of experience in private equity and investment banking and his service on several boards of directors of public companies qualify him to serve on our Board of Directors.

Jerry Williams has been a director of the Company since 2006 and a director of the Bank since 1998. Mr. Williams has been a practicing attorney for more than 40 years and is associated with Taft Stettinius & Hollister LLP, an Indianapolis-based law firm. He previously served as executive vice president, general counsel and a director of ADESA Corporation, and was responsible for more than 20 acquisitions. He is a past director of NNC Group (and chaired its compensation and audit committees), the Indiana Secondary Market for Education Loans, Inc., a state chartered organization originating and acquiring higher education loans, and Gleaners Food Bank of Indiana, Inc.

Mr. Williams’ career, encompassing his experience in private legal practice in advising businesses and as general counsel and a director of publicly-traded and private companies, qualifies him for service on our Board of Directors.

Jean L. Wojtowicz has been a director of the Company since 2006 and a director of the Bank since 1998. Ms. Wojtowicz founded Cambridge Capital Management Corp., a consulting firm and manager of non-traditional sources of business capital, in 1983 and currently serves as its President. She serves on the boards of directors of publicly traded companies Vectren Corporation and First Merchants Corporation in addition to the National Association of Development Companies and the National Association of Business Development Corporations.

Ms. Wojtowicz is qualified to serve as one of our directors due to the entrepreneurial skills she demonstrated in the founding of her company and her experiences as an advisor to businesses obtaining financing.

The Board of Directors recommends a vote “FOR” each of the nominees for director.

CORPORATE GOVERNANCE

Policies on Corporate Governance

Our Board believes that good corporate governance is important to ensure that the company is managed for the long-term benefit of its shareholders. The Board or one of its committees periodically reviews our Corporate Governance Principles, the written charters for each of the standing committees of the Board and our Code of Business Conduct and Ethics and amends them as appropriate to reflect new policies or practices.

The directors of the Company also serve as the directors of the Bank.

Board Leadership Structure

Our Board is currently led by Mr. Becker who is the Chairman of the Board, President and Chief Executive Officer. Mr. Becker has held all of these positions since 2007 and has experience in leading the Company through a range of changes in business environments. The Board of Directors believes that it is most efficient and effective for a single individual to fulfill these two leadership roles at this time. Combining the Chairman and Chief Executive Officer roles facilitates clear leadership responsibility and accountability, effective decision-making, and a cohesive corporate strategy. Our Board of Directors possesses considerable experience and knowledge of the challenges and opportunities that we face as a company. We feel they are well qualified to evaluate our current and future needs and to judge how the capabilities of our senior management can be most effectively organized to meet those needs.

Our Board of Directors currently has six independent directors. We have three standing committees whose membership is limited to independent directors. The Board of Directors evaluates the appropriateness of its leadership structure on an ongoing basis and may change it in the future as circumstances warrant.

Board Role in Risk Oversight

Our Board regularly receives reports from our Chief Executive Officer and other members of our senior management team regarding areas of significant risk to us, including strategic, operational, financial, legal, regulatory and reputational risks. However, management is responsible for assessing and managing our various risk exposures on a day-to-day basis. In this regard, management, with the assistance, where appropriate, of its counsel, has established functions that focus on particular risks, such as legal matters, regulatory compliance, interest rate sensitivity, liquidity management, asset quality and has developed a systemic and integrated approach to overall risk management, which includes the identification of risks and mitigation plans in the strategic planning process.

Our Board’s role is primarily one of oversight. Our Board oversees our risk management processes to determine whether those processes are functioning as intended and are consistent with our business and strategy.  Our Board conducts this oversight primarily through the Audit Committee, although some aspects of risk oversight are performed by the full Board or another committee.  The Audit Committee is assigned with, among other things, oversight of our risks relating to accounting matters, financial reporting and legal and regulatory compliance. The Audit Committee meets regularly with our Chief Financial Officer, external auditors and management to discuss our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee also receives regular reports regarding issues such as the status and findings of audits being conducted by our independent auditors, the status of material litigation and material accounting changes or proposed audit adjustments that could affect our financial statements.  Our Audit Committee has standing items on its quarterly meeting agendas relating to these responsibilities.  The Audit Committee members, as well as each other director, have access to our Chief Financial Officer and any other member of our management for discussions between meetings as warranted.  The Audit Committee provides reports to the full Board on risk-related items.

The activities of the Compensation Committee with respect to risks relating to our compensation policies and procedures are discussed below in the Executive Compensation section of this proxy statement.

Director Independence and Board Meetings

The Board of Directors has determined that six of our seven directors are “independent directors” as defined by the listing standards of The Nasdaq Stock Market (the market in which our common stock trades), or Nasdaq, and the director independence rules of the Securities and Exchange Commission, or SEC.  The Board has affirmatively determined that none of the persons who served as independent directors during 2012 have any relationship with us that would impair their independence.

Directors are expected to attend Board meetings, meetings of committees on which they serve and our annual meeting of shareholders, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During 2012, the Board of Directors held eight regular meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served during 2012, and all of the directors then in office attended the 2012 annual meeting of shareholders.

Board Committees and Committee Meetings

The Board of Directors has three standing committees comprised entirely of independent directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The members of the committees, as of the date of this proxy statement, are identified in the following table.

Name of Independent Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John K. Keach, Jr.	–	✗	✗
David R. Lovejoy	✗	–	Chair
Ann D. Murtlow	–	–	✗
Ralph R. Whitney, Jr.	✗	✗	–
Jerry Williams	–	Chair	–
Jean L. Wojtowicz	Chair	–	–

Audit Committee

The Audit Committee oversees our accounting and financial reporting activities. It appoints and evaluates our independent registered public accounting firm and meets with that firm and our Chief Financial Officer to review the scope, cost and results of our annual audit and to review our internal accounting controls, policies and procedures. The Report of the Audit Committee is included on page 32 of this proxy statement.

All members of the Audit Committee satisfy are “independent directors” as such term is defined under the Nasdaq rules and meet the additional independence criteria for audit committee members set forth in the Nasdaq rules and SEC Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has determined that Ms. Wojtowicz qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

The Audit Committee held 4 meetings during 2012.

The Audit Committee operates under a written charter, a copy of which is available on our website at www.firstinternetbancorp.com.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation of our officers and managers, guidelines for the general wage structure of the entire workforce and director compensation. The Compensation Committee also oversees the administration of our employee benefit plans. In determining the compensation of the named executive officers other than our Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer.

All members of the Compensation Committee are “independent directors” as such term is defined in the Nasdaq rules; “non-employee directors” as such term is defined in Rule 16b-3 of the Exchange Act; and “outside directors” as such term is defined in Section 162(m) of the Internal Revenue Code. All of the members also meet the additional independence criteria for compensation committee members set forth in the Nasdaq rules and SEC Rule 10C-1 promulgated under the Exchange Act.

The Compensation Committee held 5 meetings during 2012.

The Compensation Committee operates under a written charter, a copy of which is available on our website at www.firstinternetbancorp.com.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2012, no person who served as a member of our Compensation Committee was, during such period, an officer or employee of our company, or has ever been one of our officers, and no such person had any transaction with us required to be disclosed in “Transaction with Related Persons,” below. In addition, during the year ended December 31, 2012, (1) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee; (2) none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee; and (3) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become Board members, maintains our Corporate Governance Principles and Code of Business Conduct and Ethics, leads the Board in an annual self-evaluation, recommends members and chairs for each standing committee, and determines and evaluates succession plans for our Chief Executive Officer.

All members of the Nominating and Corporate Governance Committee are independent directors as defined by Nasdaq rules.

The Nominating and Corporate Governance Committee was first appointed in 2013 and, accordingly, did not hold any meetings during 2012.

The Nominating and Corporate Governance Committee is responsible for identifying potential Board members. The committee examines, among other things, the following qualifications and skills of director candidates: their business or professional experience, their independence, their integrity and judgment, their records of public service, their ability to devote sufficient time to the affairs of the Company, the diversity of backgrounds and experience they will bring to the Board, the needs of the Board for certain skills or experiences and their understanding of our business. The Nominating and Corporate Governance Committee also believes that all nominees should be individuals of substantial accomplishment with demonstrated leadership capabilities. The committee considers diversity in identifying nominees for director.

The Nominating and Corporate Governance Committee will consider candidates for director who are recommended by shareholders. A shareholder who wishes to recommend a director candidate for consideration by the committee should send such recommendation to our Secretary at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, who will forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for Board service and contact information for the shareholder and the candidate.

A shareholder who wishes to nominate an individual as a candidate for director without the recommendation of the Nominating and Corporate Governance Committee must comply with the advance notice and informational requirements set forth in our By-Laws, which are more fully explained later in this proxy statement under “Shareholder Proposals for our 2014 Annual Meeting.”

The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our website at www.firstinternetbancorp.com.

Shareholder Communications

The Board of Directors has implemented a process whereby shareholders may send communications to its attention. The process for communicating with the Board is set forth in our Corporate Governance Principles, which are available on our website at www.firstinternetbancorp.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership with the SEC. Such persons are also required to furnish us with copies of all Section 16(a) forms they file.

Our reporting persons only became subject to Section 16(a) on February 21, 2013, when the registration of our common stock under the Exchange Act became effective. Accordingly, reporting persons were not required to file any Section 16(a) reports during 2012.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. If we grant any waiver to the Code of Business Conduct and Ethics, we will disclose the nature of such waiver in a Current Report on Form 8-K that we will file with the SEC. A copy of the Code of Business Conduct and Ethics is available on our website at www.firstinternetbancorp.com. We will disclose any amendments or updates to our Code of Business Conduct and Ethics by posting such amendments or updates on our website.

Transactions with Related Persons

Our credit card processing services are provided by OneBridge, Inc., or OneBridge. David B. Becker, our Chairman, President and Chief Executive Officer, is an owner and executive officer of OneBridge. During 2011 and 2012, we paid OneBridge approximately $128,000 and $109,000, respectively, for these services.

The transactions with OneBridge have been approved by a majority of our disinterested directors after full disclosure of Mr. Becker’s interest. OneBridge provides similar services to other financial institutions on a nationwide basis. The Board of Directors believes the terms of the transactions with OneBridge are no less favorable to us than what would be available in an arms’-length transaction with an unrelated person.

The Bank offers loans to directors, officers and employees in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with a person not related to the lender, and which do not involve more than the normal risk of collectability or present other unfavorable features. All such loans were performing in accordance with their terms as of the date of this proxy statement. Federal banking regulations permit executive officers and directors to participate in loan programs that are available to other employees, so long as the director or executive officer is not given preferential treatment compared to other participating employees.

Although the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) generally prohibits a public company from extending credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan to an officer or director, there are several exceptions to this general prohibition, including loans made by an FDIC-insured depository institution that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to directors and officers comply with the Federal Reserve Act and the Federal Reserve’s Regulation O and, therefore, are excepted from the prohibitions on loans to officers and directors under the Sarbanes-Oxley Act.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The second proposal to be considered at the annual meeting is an advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion following the compensation tables). This proposal, commonly known as the say-on-pay vote, gives our shareholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation but rather the overall compensation paid to our named executive officers and the philosophy, policies and practices described in this proxy statement.

Our executive compensation program is intended to motivate and retain qualified managerial personnel in a way that establishes an appropriate relationship between executive pay and the creation of shareholder value. We believe that our executive compensation program accomplishes this goal.

Key factors impacting the compensation paid to the three “named executive officers” who are identified in the Summary Compensation Table for 2012 included the following:

•	Our executive compensation programs and practices are intended to encourage executives to meet our growth objectives while maintaining the quality of our assets, complying with all regulatory requirements and rewarding shareholders.

•	Our overall performance in 2012 represented a strong improvement over 2011:

o	Year over year earnings increased by 76%.

o	At the same time, we reported improved asset quality as the percentage of non-performing loans and past due loans to total assets declined to 0.87% at the end of 2012, compared with 2.07% a year earlier.

o	All capital ratios continued to exceed required amounts after paying a special cash dividend to shareholders at the end of 2012.

o	Our loan portfolio grew in all principal areas – commercial real estate, commercial and industrial, residential real estate and installment – most of this growth was achieved organically.

o	Deposit growth also occurred organically with brokered deposits representing less than 5% of total deposits at year-end.

•	We were in compliance with all regulatory capital requirements.

•	In 2012, management exceeded all of the targets that had been set for our operational goals for the year, earning a bonus under our senior management bonus plan and an additional discretionary bonus for Mr. Becker based on his individual performance during the year.

•	The compensation of the named executive officers in 2012 was consistent both with our performance for the year and the goals established by the Compensation Committee.

The following resolution will be voted on at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2013 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion.”

Because it is advisory, the results of the say-on-pay vote are not binding upon the Board of Directors or the Compensation Committee. However, we expect that the Compensation Committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends a vote “FOR” the advisory proposal to approve the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3. ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

The third proposal to be considered at the annual meeting is a vote by which our shareholders can express their preference on the frequency of future say-on-pay votes. Shareholders may indicate whether we should hold future say-on-pay votes on executive compensation every (a) three years, (b) two years or (c) year. The next time we would be required to conduct this type of vote on frequency would be in connection with our 2019 annual meeting of shareholders.

After consideration, the Board of Directors recommends that we hold future advisory votes on executive compensation every three years. We believe that this frequency is appropriate for us for a number of reasons, including:

•	We are a small company with a simple executive compensation program that only recently became subject to the SEC’s proxy rules;

•	More frequent advisory shareholder votes would result in an unnecessary administrative cost; and

•	Three years should allow shareholders adequate time to evaluate our performance and the effectiveness of our management team and executive compensation program.

Accordingly, the Board has concluded that holding an advisory vote on executive compensation every three years should be sufficient to permit shareholders to express their opinions while, at the same time, minimizing the administrative costs of such votes.

The frequency that receives the highest number of votes will be considered our shareholders’ preferred frequency for conducting future advisory votes on executive compensation. However, because this vote is advisory, the outcome will not be binding upon us or our Board of Directors. While we expect that our Board of Directors will consider the outcome of the vote when determining how often to hold future advisory votes on our executive compensation, the Board may decide that it is in the best interests of our shareholders and us to hold an advisory vote on executive compensation more or less frequently than the frequency preferred by our shareholders.

The Board of Directors recommends that shareholders vote to conduct future advisory votes on executive compensation every “Three Years.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation for each of the Company’s two most recent completed fiscal years ended December 31, 2011 and 2012, provided to our principal executive officer and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during the year ended December 31, 2012, whom we refer to as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(1)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
David B. Becker	2012	300,000	150,000	–	150,000	138,232	8,750	746,982
Chief Executive Officer and President	2011	245,601	–	–	61,400	72,557	8,596	388,154

Laurinda A. Swank	2012	196,446	–	–	98,223	14,571	8,566	317,806
Senior Vice President- Finance and Chief Accounting Officer(5)	2011	190,724	–	–	47,681	15,741	6,693	260,839

C. Charles Perfetti	2012	180,394	–	62,361	27,836	–	18,507	289,098
Senior Vice President	2011	175,140	–	–	43,785	–	16,969	235,894

(1) Amounts shown represent the aggregate grant date fair value of common stock awards granted during the applicable fiscal year and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Mr. Perfetti was issued 3,042 shares of common stock on December 21, 2012 pursuant to the 2012 Senior Management Bonus Plan. Management’s estimate of the fair value of our common stock on that date is based upon the last trade on or before that date, which occurred on December 20, 2012 at a per share price of $20.50.

(2) Amounts presented represents cash bonuses earned during each of the applicable fiscal years under the applicable year’s Senior Management Bonus Plan.

(3) Represents payments accrued under applicable Supplemental Employment Retirement Agreements.

(4) Represents matching contributions under our 401(k) Plan and, with respect to Mr. Perfetti only, automobile allowances totaling $10,800 for each of 2011 and 2012.

(5) Ms. Swank served as Chief Financial Officer, Senior Vice President and Secretary for all of 2011 and 2012 and was appointed to her current position in January 2013.

Employment and Other Agreements

On March 28, 2013, we entered into a new employment agreement with David B. Becker. The new agreement replaces the employment agreement that had been last amended January 1, 2007. The new agreement provides for an annual base salary and an annual bonus, if any, as determined from time to time by the Compensation Committee of the Board of Directors. The annual bonus is to be determined with reference to the achievement of annual performance objectives established by the Compensation Committee for Mr. Becker and other senior officers. The new agreement also provides that Mr. Becker may be awarded additional compensation, benefits or consideration as the Compensation Committee may determine. The initial term of the new agreement expires on December 31, 2013, and will be automatically extended for successive one year terms unless we or Mr. Becker provide notice otherwise at least ninety (90) days before the expiration of the then existing term.

The new agreement provides that if Mr. Becker’s employment is terminated by us for cause, or by him without good reason, he will be paid the amounts then due for his services through the date of termination. If the executive’s employment is terminated without cause or he resigns for good reason he will be paid, in twelve equal monthly payments beginning the month following termination, an amount equal to two times his then-annual base salary plus two times the amount of the annual bonus he was paid for the calendar year preceding the termination. If Mr. Becker’s employment is terminated due to his death or disability he or his estate, as the case may be, will be paid within thirty days, an amount equal to 120% of the annual bonus he was paid for the calendar year preceding the termination. If his employment terminates or is not renewed or if he resigns for any reason with twelve months following a change in control of us, he will be paid, in twelve equal monthly payments beginning the month following the end of his employment, an amount equal to three times his then-current base salary plus two times the amount of the annual bonus he was paid for the calendar year preceding the termination; provided, however, the total payments will be limited to the maximum amount that could be paid to him without imposing excise tax under Section 4999 of the Internal Revenue Code. If the executive’s employment is terminated for any reason outlined in this paragraph then, to the fullest extent permitted by law, all restrictions on any outstanding incentive awards, including equity awards will lapse and become 100% vested.

We entered into an Employment Agreement with Laurinda A. Swank effective as of August 8, 1999. Ms. Swank’s Employment Agreement provides for an annual base salary of $90,000, subject to review at least annually and adjustment from time to time, and a bonus for each calendar year in an amount up to 20% of her base salary based on performance objectives established by the Compensation Committee or the Board of Directors. The Employment Agreement has an indefinite term subject to termination by us or Ms. Swank upon two weeks written notice. In addition to other customary terms, Ms. Swank’s Employment Agreement requires her to maintain confidentiality and entitles her to indemnification by us against claims against her in connection with the performance or nonperformance of her duties, which indemnification is subject to certain customary exceptions

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards subject to vesting or exercise held by our named executive officers as of December 31, 2012.

Senior Management Bonus Plan

In January 2012, the Compensation Committee authorized Mr. Becker to determine discretionary bonuses for officers and employees of that (a) may not be more favorable than the terms of the 2012 Senior Management Bonus Plan and (b) may not encourage or reward excessive risk taking. In addition to other employees, all of our named executive officers are named participants in the 2012 Senior Management Bonus Plan.

The 2012 Senior Management Bonus Plan requires that 2012 performance must exceed the following thresholds:

•	The Bank must have a satisfactory record of complying with regulatory requirements.

•	The Bank must have an operating income of at least $4.8 million (after accounting for any bonuses under the plan).

•	We must declare in 2012 and pay not later than January 31, 2013 a dividend to shareholders of at least $0.25 per share.

If all of the thresholds were met in 2012 and if the Bank achieved a return on average assets above 0.65%, then the participants in the 2012 Senior Management Bonus Plan received a bonus opportunity based on the following table.

Return on Average Assets	Maximum Bonus (% of 2012 Base Salary)
less than 0.65%	–
0.65% to less than 0.75%	10%
0.75% to less than 0.85%	25%
0.85% or greater	50%

If the Bank’s return on average assets was 0.85% or greater and the Bank’s operating income exceeded $6 million (after accounting for any bonuses under the plan), then half of the bonus would be paid in cash and the other half paid in a combination of cash (in an amount sufficient to cover our withholding obligations) and shares of Company common stock; however, the executive could elect to receive the bonus entirely in common stock. The number of shares issuable were determined using the value of Company common stock on the date the award was granted for accounting purposes.

If the Bank restates its financial statements for 2012, then the Board of Directors will determine the maximum bonus that each participant could have been paid based on the restated financial statements. If such amount exceeds the actual bonus paid to a participant, then the participant may be paid such difference. If such amount is less than the actual bonus paid to a participant, then the participant must repay the difference to the Bank.

Participants in the 2012 Senior Management Bonus Plan had to be employed during all of 2012 and at the time bonuses were paid to receive any bonus under the plan. In December 2012, the Compensation Committee certified our performance against the established targets in the 2012 Senior Management Bonus Plan. Because our performance satisfied each of the thresholds for 2012 and the corresponding return on average assets for the period exceeded 0.85%, participants were entitled to a maximum bonus equal to 50% of their 2012 base salary. In accordance with actual performance, annual incentive payouts to the named executive officers for fiscal 2012 under the plan were as follows:

Name	Cash($)		Common Stock ($)		Total Amount Paid ($)
David B. Becker	150,000	(1)	–		150,000
Laurinda A. Swank	98,223		–		98,223
C. Charles Perfetti	27,836		62,361	(2)	90,197

(1)	In addition to the amounts paid under the plan, Mr. Becker also was awarded a discretionary bonus of $150,000 for 2012 performance.
(2)	Mr. Perfetti elected to receive $62,361 in the form of 3,042 shares of the Company common stock pursuant to the 2012 Senior Management Bonus Plan as described above. No other participants received equity under that plan.

Potential Payments upon Termination or Change-in-Control

Under Mr. Becker’s employment Agreement, if his employment terminates or is not renewed or if he resigns for any reason with twelve months following a change in control of us, he will be paid, in twelve equal monthly payments beginning the month following the end of his employment, an amount equal to three times his then-current base salary plus two times the amount of the annual bonus he was paid for the calendar year preceding the termination; provided, however, the total payments will be limited to the maximum amount that could be paid to him without imposing excise tax under Section 4999 of the Internal Revenue Code. If the executive’s employment is terminated for any reason outlined in this paragraph then, to the fullest extent permitted by law, all restrictions on any outstanding incentive awards, including equity awards will lapse and become 100% vested.

Ms. Swank’s Employment Agreements provides that if her employment is terminated by us for cause, she will receive all amounts then due to her for her respective service. If her employment is terminated due to a change in control, we will pay all accrued compensation and a lump-sum severance payment equal to two times the executive’s then current base annual salary and all restrictions on any outstanding incentive awards (including equity awards) will lapse and become 100% vested. If her employment is terminated for any other reason, we will pay all accrued compensation and a lump sum severance payment equal to one month of her base annual salary for each year of service, subject to a maximum of one year of base annual salary.

We have also entered into Supplemental Executive Retirement Agreements with David B. Becker and Laurinda A. Swank. Under their respective agreements, after they have completed 15 or more years of service, we will pay supplemental retirement benefits to them upon termination of their employment for reasons other than death or after their sixtieth birthday. The maximum amount payable under each of the agreements is equal to 30% of the highest annual base salary rate paid by us to the executive during the five years before the date the benefit is triggered. If the benefit is triggered before the executive has completed 15 years of service, no benefit is payable. If the benefit is triggered after the executive has completed 15 years of service, but before the executive’s sixtieth birthday, the benefit will equal a 15-year fixed annuity derived from the total balance sheet liability accrued on our records with respect to the payment of benefits under the agreement, crediting interest on the unpaid balance at an annual rate of four percent, compounded annually. If the benefit is triggered on or after the executive’s sixtieth birthday, the benefit phases in after each additional year from 85% of the maximum amount payable after the executive’s sixtieth birthday to 100% of the maximum amount payable after the executive’s sixty-fifth birthday. If the executive’s employment is terminated due to disability at any time, we will pay the full benefit as if the executive had served past his or her sixty-fifth birthday. If the executive’s employment is terminated due to death, we will pay to the executive an amount equal to the total balance sheet liability accrued on our records with respect to the payment of benefits under the agreement.

Each Supplemental Executive Retirement Agreement provides for, among other things, the maintenance of confidentiality, regulatory compliance and good standing by the executive. Each Supplemental Executive Retirement Agreement includes additional covenants not to compete with or solicit any Bank employees, vendors, consultants, independent contractors or customers, which covenants are generally enforceable against the executive during the term of his or her employment and for a period of two years thereafter.

Director Compensation

The following table sets forth certain information regarding compensation of the persons who served as non-employee directors during the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)	Total Number of Deferred Stock Rights at 12/31/12(1)
John K. Keach, Jr.,	1,200	3,333	4,533	333
David R. Lovejoy	6,600	20,000	26,600	6,440
Ralph R. Whitney, Jr.	15,700	20,000	35,700	14,938
Jerry Williams	18,380	20,000	38,380	10,227
Jean L. Wojtowicz	18,600	20,000	38,600	14,938

(1)	The Directors’ Deferred Stock Plan provides directors the option to elect to receive up to 100% of their annual retainer in either common stock or deferred stock rights. The deferred stock right is payable to the director on the basis of one common share for each deferred stock right. Rights are granted on January 1 at fair value and vest from January 1st until December 31st.

Ms. Murtlow joined the Board of Directors in January 2013 and did not receive any compensation for service in 2012.

We compensate our non-employee directors for their services in common stock or cash. As of January 1, 2012, non-employee directors have been eligible to receive the following compensation:

•	Annual Retainer. We pay non-employee directors a $20,000 annual retainer either in shares of common stock or deferred stock rights under the Directors’ Deferred Stock Plan. Each deferred stock right is payable as a share of common stock when the holder ceases to serve as a director. The retainer fully vests as of the last day of the same year. If a director’s service is terminated during the vesting period, they receive a pro rata portion of the annual retainer based on the number of full months served using the grant date valuation to determine the number of vested whole shares to be purchased by the pro rata retainer. Any remaining balance due to the director is paid in cash. The remainder of the unvested retainer is forfeited.

•	Audit Committee Meeting Fees. We pay each committee member a $600 meeting fee for each committee meeting attended. An annual fee of $9,000 is paid to the chair of the committee and other members receive an annual fee of $2,500, both of which are paid pro rata over the year on at least a quarterly basis.

•	Compensation Committee Meeting Fees. We pay each committee member a $600 meeting fee for each committee meeting attended. An annual fee of $3,500 is paid to the chair of the committee, paid pro rata over the year on at least a quarterly basis.

•	Nominating and Corporate Governance Committee Meeting Fees. We pay each committee member a $600 meeting fee for each committee meeting attended. An annual fee of $3,500 is paid to the chair of the committee, paid pro rata over the year on at least a quarterly basis.

•	Reimbursement of Meeting Expenses. We reimburse our non-employee directors for their reasonable expenses incurred in attending regular, special and board committee meetings.

Taxes and Accounting Considerations

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation that is not “performance-based compensation” paid to certain executives of public companies to $1,000,000. The Company’s plans that were in effect in 2012 and the 2013 Management Bonus Plan were not subject to Section 162(m). Accordingly, all of the compensation paid to our executives for 2012 was deductible for tax purposes.

Section 409A of the Internal Revenue Code affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee’s income, as well as certain penalties and interest. We believe that our nonqualified deferred compensation arrangements meet the effective requirements of Section 409A as required by law or regulation.

PROPOSAL 4. APPROVAL OF 2013 EQUITY INCENTIVE PLAN

Our Board of Directors believes that the effective use of stock-based long-term incentive compensation will be vital to our ability to continue the strong performance we recorded in 2012. Accordingly, the Board of Directors is seeking shareholder approval of the First Internet Bancorp 2013 Equity Incentive Plan, or the 2013 Plan. The Board of Directors approved the 2013 Plan on March 18, 2013, subject to shareholder approval at the 2013 annual meeting.

The following description of the 2013 Plan is a summary, does not purport to be a complete description of the 2013 Plan and is qualified in its entirety by the full text of the 2013 Plan. A copy of the 2013 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. Shareholders are encouraged to review the 2013 Plan in its entirety.

Description of the 2013 Plan

Introduction

The Company previously had reserved 400,000 shares of common stock for issuance under its 2006 Stock Option Plan, or the Prior Plan. There are no awards outstanding under the Prior Plan, and a total of 397,900 shares of the 400,000 reserved shares were available for issuance under the Prior Plan as of March 25, 2013.

The 2013 Plan authorizes the issuance of 500,000 shares of our common stock. Upon approval of the 2013 Plan by the Board of Directors, no further awards will be made under the Prior Plan. Accordingly, the 397,900 shares of common stock previously available for issuance under the Prior Plan will no longer be reserved. If the Plan is approved, the number of shares of our common stock reserved for equity plans in which employees participate would only increase by 102,100 shares.

Under the terms of the 2013 Plan, the pool of shares available for issuance may be used for all types of equity awards available under the 2013 Plan, which include stock options, stock appreciation rights, or SARs, restricted stock awards, stock unit awards and other stock-based awards, as described in more detail below.

Shareholder Approval Requirement

Shareholder approval of the 2013 Plan is necessary in order to (1) satisfy the shareholder approval requirements of the NASDAQ Stock Market, (2) satisfy the requirement that shareholders approve the material terms of awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, or the Code, including the business criteria on which performance objectives are based and the maximum awards that may be made to any individual, and (3) permit the grant of incentive stock options subject to Section 422 of the Code.

Compensation Best Practices

The 2013 Plan incorporates a range of compensation best practices, including the following:

•	No Repricing or Replacement of Underwater Options or Stock Appreciation Rights. The 2013 Plan prohibits, without shareholder approval, actions to reprice, replace or repurchase options or SARs when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

•	No In-the-Money Option or Stock Appreciation Right Grants. The 2013 Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

•	No Liberal Share Counting. Shares delivered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, shares repurchased by the Company using option exercise proceeds and any shares subject to an SAR that are not issued in connection with the stock settlement of the SAR upon its exercise may not be used again for new grants.

•	Independent Administration. The Compensation Committee of our Board of Directors, which consists of only independent directors, will have overall administrative authority over the 2013 Plan if it is approved by shareholders, and only this committee may make awards to executive officers and directors.

•	Dividend Restrictions. Any dividends, distributions or dividend equivalents payable with respect to the unvested portion of a performance-based award will be subject to the same restrictions applicable to the underlying shares, units or share equivalents.

•	Compensation Recovery Policy. Awards under the 2013 Plan may be made subject to any compensation recovery policy adopted by the Board of Directors or the Compensation Committee.

Eligible Participants

All employees, consultants and advisors of the Company or any subsidiary, as well as all non-employee directors of the Company, will be eligible to receive awards under the 2013 Plan. As of March 25, 2013, there were approximately 105 persons employed by our Company and its subsidiaries and six non-employee members of our Board of Directors, all of whom would be eligible to receive awards under the 2013 Plan.

Administration

The 2013 Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee is referred to in this description of the 2013 Plan as the “Committee.” The Committee may delegate its duties, power and authority under the 2013 Plan to any of its members, to officers of the Company with respect to awards to participants who are not directors or executive officers of the Company or, in connection with non-discretionary administrative duties, to one or more agents or advisors.

The Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares or amount of cash covered by each award, and the terms and conditions of the awards. The Committee may also establish and modify rules to administer the 2013 Plan, interpret the 2013 Plan and any related award agreement, cancel or suspend an award or the exercisability of an award, or modify the terms of outstanding awards to the extent permitted under the 2013 Plan. Unless an amendment to the terms of an award is necessary to comply with applicable laws or stock exchange rules, a participant who would be adversely affected by such an amendment must consent to it.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2013 Plan also prohibits the Committee from repricing any outstanding “underwater” option or SAR without prior approval of our shareholders. For these purposes, “repricing” includes amending the terms of an underwater option or SAR to lower the exercise price, canceling an underwater option or SAR and granting in exchange replacement options or SARs having a lower exercise price or other forms of awards, or repurchasing the underwater option or SAR.

Available Shares and Limitations on Awards

A total of 500,000 shares of common stock will be reserved for issuance under the 2013 Plan. The shares of common stock covered by the 2013 Plan are authorized but unissued shares or treasury shares. Under the terms of the 2013 Plan, the number of shares of common stock subject to options or SARs granted to any one participant during a calendar year may not exceed 25,000, and the number of shares subject to performance-based awards other than options or SARs that may be granted to any one participant during any calendar year may not exceed 25,000 These share limitations are subject to adjustment for changes in the corporate structure or shares of the Company, as described below. Payouts of performance-based awards denominated in cash may not exceed $500,000 to any one participant during any calendar year.

Shares of common stock that are issued under the 2013 Plan or that are potentially issuable pursuant to outstanding awards will reduce the maximum number of shares remaining available for issuance under the 2013 Plan by one share for each share issued.

Any shares of common stock subject to an award under the 2013 Plan that expires, is forfeited, or is settled or paid in cash will, to the extent of such expiration, forfeiture or settlement, automatically again become available for issuance under the 2013 Plan. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares repurchased by the Company using option exercise proceeds and any shares subject to an SAR that are not issued in connection with the stock settlement of the SAR on its exercise may not be used again for new grants.

Awards granted under the 2013 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the number of shares of common stock authorized for issuance under the 2013 Plan. Additionally, if a company that we acquire has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition, the shares available for grant under that pre-existing plan may be used for awards under the 2013 Plan and will not reduce the shares authorized for issuance under the 2013 Plan, but only if the awards are made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

Share Adjustment Provisions

If certain events occur that cause the per share value of the common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the Committee will equitably adjust (1) the class of shares issuable and the maximum number and kind of shares subject to the plan, (2) outstanding awards as to the class, number of shares and price per share, and (3) award limitations prescribed by the plan. Other types of transactions may also affect the common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2013 Plan, the Committee may make such adjustments as it may deem equitable.

Types of Awards

The 2013 Plan allows the Company to award eligible recipients stock options, SARs, restricted stock awards, stock unit awards and other stock-based awards. These types of awards are described in more detail below.

Options. Employees of the Company or any subsidiary may be awarded options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be awarded options to purchase common stock that do not qualify as incentive stock options, referred to as “non-qualified options.” The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of common stock on the date of grant, unless the option is granted as a substitute award as described earlier. “Fair market value” under the 2013 Plan as of any date means the closing sale price for a share of common stock on the NASDAQ Stock Market on that date. As of March 21, 2013, the closing sale price of a share of common stock on the NASDAQ Stock Market was $25.94

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Committee allows exercise payments to be made, in whole or in part, (1) by means of a broker-assisted sale and remittance program, (2) by delivery to the Company (or attestation as to ownership) of shares of common stock already owned by the participant, or (3) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by the Company. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Committee, and no option may have a term greater than 10 years from its date of grant.

The aggregate fair market value of shares of common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as non-qualified options.

Stock Appreciation Rights. An SAR is the right to receive a payment from the Company, in the form of shares of common stock, cash or a combination of both, equal to the difference between (i) the fair market value of a specified number of shares of common stock on the date of exercise of the SAR, and (ii) the aggregate exercise price under the SAR of that number of shares. SARs will be subject to such terms and conditions, consistent with the other provisions of the 2013 Plan, as may be determined by the Committee. The Committee will have the sole discretion to determine the form in which payment of SARs will be made to a participant.

The exercise price per share of an SAR will be determined by the Committee, but may not be less than 100% of the fair market value of one share of common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. An SAR will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Committee, and no SAR may have a term greater than 10 years from its date of grant.

Restricted Stock Awards. A restricted stock award is an award of common stock that vests at such times and in such installments as may be determined by the Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by, or in the service of, the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or business unit of the Company) satisfy specified performance criteria. Unless otherwise specified by the Committee, a participant who receives a restricted stock award will have all of the rights of a shareholder, including the right to vote the shares of restricted stock.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of common stock, payable in cash, shares of common stock, or a combination of both, that vests at such times and in such installments as may be determined by the Committee. Until it vests, a stock unit award is subject to restrictions on transferability and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2013 Plan, as may be determined by the Committee.

Other Stock-Based Awards. The Committee may grant performance-based awards of common stock and other awards that are valued by reference to and/or payable in common stock under the 2013 Plan. The Committee has complete discretion in determining the terms and conditions of such awards.

Dividends and Dividend Equivalents

No dividends are payable on options or SARs. Any dividends or distributions paid with respect to unvested shares of restricted stock will be subject to the same restrictions as the shares to which such dividends or distributions relate, except for regular cash dividends on shares that are subject only to service-based vesting conditions. The Committee may provide that a recipient of a stock unit award or other stock-based award will be entitled to receive dividend equivalents on the units or other share equivalents subject to the award based on dividends actually declared on our outstanding common stock. Any dividend equivalents paid with respect to unvested units or share equivalents that are subject to performance-based vesting will be subject to the same restrictions as the units or share equivalents to which such dividend equivalents relate.

Term and Amendment of the 2013 Plan

Unless terminated earlier, the 2013 Plan will terminate on the tenth anniversary of its approval by our shareholders. Awards outstanding under the 2013 Plan at the time it is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board of Directors may suspend or terminate the 2013 Plan or any portion of it at any time. The Board of Directors may amend the 2013 Plan from time to time, but no amendments to the 2013 Plan will be effective without shareholder approval if such approval is required under applicable laws or regulations or under the rules of the NASDAQ Stock Market, including shareholder approval for any amendment that seeks to modify the prohibition on underwater option re-pricing discussed above.

Termination, suspension or amendment of the 2013 Plan will not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

Transferability of Awards

In general, no right or interest in any award under the 2013 Plan may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, the Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a qualified domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Performance-Based Compensation Under Section 162(m)

The Committee may grant awards under the 2013 Plan to employees who are or may be “covered employees,” as defined in Section 162(m), that are intended to qualify as “performance-based compensation” in order to preserve the deductibility of those awards for federal income tax purposes. Under current IRS interpretations, “covered employees” of a company are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at a year end. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Committee for the performance period are satisfied. Options and SARs granted under the 2013 Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

The pre-established performance goals set by the Committee must be based on one or more of the following performance criteria specified in the 2013 Plan: revenue; earnings before interest, taxes, depreciation and amortization, or EBITDA; operating income; pre- or after-tax income; cash available for distribution; cash available for distribution per share; net earnings; earnings per share; return on equity; return on assets; share price performance; improvements in the Company’s attainment of expense levels; implementation or completion of critical projects; return on capital; loan portfolio growth; core deposit growth; credit quality; net interest margin; non-interest income; improvement in cash flow, either before or after tax; and any combination or derivation of any of the foregoing.

The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon corporate, group, unit, division, subsidiary or individual performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures. The Committee will define in an objective fashion the manner of calculating the performance goals based on the performance criteria it selects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). In determining the actual amount to be paid with respect to an individual performance-based award for a performance period, the Committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals.

Approval of the 2013 Plan at the annual meeting of shareholders will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2013 Plan, the performance criteria upon which awards intended to be “performance-based compensation” under Section 162(m) may be made, and the qualification of options and SARs granted under the 2013 Plan as “performance-based compensation” for purposes of Section 162(m).

Change in Control of the Company

Under the Plan, a “Change in Control” of the Company generally occurs if

•	(1) a person or group acquires 30% or more of the Company’s shares,

•	(2) 55% or more of the incumbent directors are replaced during any 12-month period without the prior approval of the incumbent directors,

•	(3) a merger or other corporate transaction involving the Company occurs (unless the Company’s shares immediately prior to the transaction continue to represent 55% or more of the surviving entity’s shares immediately after the transaction),

•	(4) a liquidation of the Company occurs, or

•	(5) there is a sale of substantially all of the assets of the Company or the Bank other than a sale to an entity: (a) which has more than 55% of its shares held by Company shareholders, (b) which does not have a single shareholder owning 30% or more of its outstanding shares or (c) whose board is comprised by 55% or more of the directors of the Company prior to the sale.

If a Change in Control of the Company under (3) or (5) occurs, then the consequences will be as follows:

•	Unless the Committee elects to provide for the continuation or replacement of any outstanding award or a cancellation in exchange for a payment (as described below), (1) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the transaction and will then terminate at the effective time of the transaction and (2) all other awards will fully vest immediately prior to the effective time of the transaction. In the case of performance-based awards, the number of shares that become fully vested will be generally calculated by deeming all performance measures to have been satisfied at targeted performance, unless the Committee determines that vesting at a level in excess of the targeted performance is appropriate.

•	To the extent that outstanding awards are not accelerated, the surviving or successor entity may assume or replace awards outstanding as of the date of the transaction.

•	Alternatively, the Committee may elect to terminate awards upon the transaction in exchange for a payment with respect to each equity award in an amount equal to the excess, if any, between the fair market value of the consideration to be received in the transaction for the shares subject to the award immediately prior to the effective date of such transaction over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment). In the case of performance-based awards, the number of shares that are subject to an award will generally be calculated by deeming all performance measures to have been satisfied at targeted performance.

If a Change in Control of the Company under (1), (2) or (4) occurs, the Committee may provide that

•	any award will become fully vested and exercisable upon the Change in Control or upon the involuntary termination of the participant without cause within a specified amount of time following the Change in Control,

•	any option or SAR will remain exercisable during all or some portion of its remaining term, or

•	awards will be canceled in exchange for payments in a similar manner as described above with respect to a Change in Control involving a Corporate Transaction.

Effect of Termination of Employment or Other Services

If a participant ceases to be employed by or provide other services for the Company and all of its subsidiaries, awards under the 2013 Plan then held by the participant will be treated as set forth below unless provided otherwise in the applicable award agreement:

•	Upon termination for cause, all unexercised options and SARs and all unvested portions of any other outstanding awards shall be immediately forfeited.

•	Upon termination for any other reason, all unvested and unexercisable portions of any outstanding awards shall be immediately forfeited.

•	Upon termination for any reason other than cause, death or disability, the currently vested and exercisable portions of options and SARs may be exercised for three months after such termination, provided that if a participant dies during such three-month period, the vested and exercisable portions of the options and SARs may be exercised for one year after the date of termination.

•	Upon termination due to death or disability, the currently vested and exercisable portions of options and SARs may be exercised for one year after such termination.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Non-Qualified Options. If a participant is granted a non-qualified option under the 2013 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2013 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-qualified options will apply.

Other Awards. The current federal income tax consequences of other awards authorized under the 2013 Plan generally follow certain basic patterns. SARs are taxed and deductible in substantially the same manner as non-qualified options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as “performance-based compensation.” The 2013 Plan is designed to allow awards that qualify as performance based compensation under Section 162(m). Awards other than options and SARs granted under the 2013 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established performance goals.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2013 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The 2013 Plan will be administered in a manner intended to comply with Section 409A.

New Plan Awards

No awards will be made under the 2013 Plan until after it has been approved by our shareholders. Because all awards under the 2013 Plan are within the discretion of the Committee, neither the number nor the type of future 2013 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

The Board of Directors recommends a vote “FOR” the approval of the 2013 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding grants and shares available for grant under our existing equity compensation plans. All information is as of March 25, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans
Equity compensation plans approved by security holders(1)	–		–	307,900
Equity compensation plans not approved by security holders(2)	46,876	(3)	–	52,960
Total	46,876-		–	360,860

(1)	Consists of the Company’s 2006 Stock Option Plan.
(2)	Consists of our Directors’ Deferred Stock Plan.
(3)	Consists of deferred stock rights which have no exercise price and are payable in shares of common stock on a one-for one basis when the holder ceases to serve as a director.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 25, 2013, regarding beneficial ownership of our common stock held by each director and named executive officer, by all directors and executive officers as a group, and by all persons who are known to be beneficial owners of more than 5% of our common stock. Each such person has sole voting and investment power with respect to such securities, except as otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Shares
David B. Becker(2)	122,209	(3)	6.5%
C. Charles Perfetti	13,224		*
Laurinda A. Swank	3,207		*
John K. Keach, Jr.	3,274	(4)	*
David R. Lovejoy	7,618	(5)	*
Ann D. Murtlow	941	(6)	*
Ralph R. Whitney, Jr.	25,879	(7)	1.4
Jerry Williams	37,996	(8)	2.0%
Jean L. Wojtowicz	25,879	(7)	1.4%
All directors, named executive officers and other executive officers as a group (12 persons)	243,818	(9)	12.9%

*	Less than 1%.
(1)	Unless otherwise indicated in the footnotes to this table, (a) the listed beneficial owner has sole voting power and investment power with respect to the number of shares shown and (b) no director or executive officer has pledged as security any shares shown as beneficially owned. Excludes fractional shares held by any listed beneficial owner.
(2)	Mr. Becker’s address is c/o First Internet Bancorp, 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240.
(3)	All shares are pledged as security against a line of credit.
(4)	Includes 1,274 deferred stock rights under our Directors’ Deferred Stock Plan. Deferred stock rights are payable in shares on a one-for-one basis when the holder ceases to serve as a director.
(5)	Includes 7,381 deferred stock rights under our Directors’ Deferred Stock Plan. Deferred stock rights are payable in shares on a one-for-one basis when the holder ceases to serve as a director.
(6)	Consists entirely of deferred stock rights under our Directors’ Deferred Stock Plan. Deferred stock rights are payable in shares on a one-for-one basis when the holder ceases to serve as a director.
(7)	Includes 15,879 deferred stock rights under our Directors’ Deferred Stock Plan. Deferred stock rights are payable in shares on a one-for-one basis when the holder ceases to serve as a director.
(8)	Includes 6,600 shares held in an IRA; 1,135 shares held by a limited liability company of which Mr. Williams holds voting and investment power; and 11,168 deferred stock rights under our Directors’ Deferred Stock Plan. Deferred stock rights are payable shares on a one-for-one basis when the holder ceases to serve as a director.
(9)	Group consists of all directors and executive officers as of March 25, 2013. At March 25, 2013, none of our executive officers or directors held options to acquire any shares.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of the three directors named below. The Board of Directors and the Audit Committee have determined that the Committee’s current composition satisfies the Nasdaq listing requirements, including the requirement that all Audit Committee members be “independent directors” as defined by Nasdaq rules. The Board of Directors annually reviews the independence of the Audit Committee members under both Nasdaq rules and the SEC’s definition of independence for Audit Committee members and the independence requirements in our Corporate Governance Principles. The Board has determined that Ms. Wojtowicz meets the SEC’s definition of an “Audit Committee financial expert.”

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the system of internal controls that management has established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management and the independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2012, with the Company’s management. The Audit Committee has discussed with BKD LLP, or BKD, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable rules of the Public Accounting Oversight Board including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee has also received the written disclosures and the letter from BKD required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BKD the independence of that firm.

The members of the Audit Committee have also confirmed that there have been no new circumstances or developments since their appointment to the Committee that would impair any member’s ability to act independently.

Based on the reviews and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Jean L. Wojtowicz, Chair
David R. Lovejoy
Ralph R. Whitney, Jr.

PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has already appointed BKD as our independent registered public accounting firm for 2013. The Board of Directors is submitting the appointment of BKD for ratification in order to permit shareholders to express their approval or disapproval. In the event of a negative vote, the Audit Committee may reconsider this appointment. Representatives of BKD will be present at the meeting and will be given an opportunity to respond to questions and make a statement, if they desire.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BKD LLP as our independent registered public accounting firm for 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

BKD has served as our independent registered public accounting firm since 2006 The following table sets forth fees paid to BKD for services provided during 2012 and 2011, respectively:

	2012	2011
Audit Fees	$111,700	$58,710
Audit-Related Fees	1,508	11,542
Tax Fees	11,650	8,415
All Other Fees(1)	18,540	–
TOTAL	$143,398	$78,667

(1)	All other fees represent those associated with filing the Company’s Form 10.

Pre-approval Policy

Beginning in 2013, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee will consider whether the provision of the services listed above is compatible with maintaining that firm’s independence.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Shareholder proposals (other than director nominations) that are submitted for inclusion in our proxy materials relating to our 2014 annual meeting of shareholders must provide proof of ownership and follow the procedures set forth in SEC Rule 14a-8 and our By-Laws. To be timely, such proposals must be received by us at our principal executive office no later than December 12, 2013.

If a shareholder desires to propose an item of business for consideration at our annual meeting of shareholders or to nominate persons for election as director at an annual meeting, then the shareholder must comply with all of the applicable requirements set forth in our By-Laws, including timely written notice of such proposal or nomination delivered to our Secretary at our principal executive office. To be timely under our By-Laws for the 2014 annual meeting of shareholders, we must receive such notice on or after January 24, 2014 but no later than February 23, 2014.

A copy of the advance notification requirements of our By-Laws may be obtained upon request to our Secretary at First Internet Bancorp, 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that may incorporate future filings (including this proxy statement, in whole or in part), the Report of the Audit Committee shall not be incorporated by reference in any such filings.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”), including financial statements audited by BKD LLP, our independent registered public accounting firm, and BKD LLP’s report thereon, is available to our shareholders on the Internet as described in the Notice of Internet Availability of Proxy Materials. In addition, a copy of the Annual Report will be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to our Secretary at First Internet Bancorp, 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240. The Annual Report is also available and may be accessed free of charge through the Investor Relations section of our website at www.firstinternetbancorp.com.

OTHER BUSINESS

The Board of Directors knows of no other matters that may be presented at the annual meeting. If any other matters should properly come before the annual meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matter.

APPENDIX A

FIRST INTERNET BANCORP

2013 EQUITY INCENTIVE PLAN

1.          Purpose. The purpose of the First Internet Bancorp 2013 Equity Incentive Plan (the “Plan”) is to enhance the ability of First Internet Bancorp (the “Company”) and its Subsidiaries to attract and retain officers, employees, and directors of outstanding ability and to provide selected officers, employees, and directors with an interest in the Company parallel to that of the Company’s shareholders to align the interests of those Participants with the Company’s shareholders, providing Participants with a strong incentive to put forth the maximum effort for the continued success and growth of the Company.

2.          Definitions. In this Plan, the following definitions will apply.

(a)          “Affiliate” means any corporation that is a Subsidiary or Parent of the Company.

(b)          “Agreement” means the written or electronic agreement or notice evidencing an Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(c)          “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, or Other Stock-Based Awards.

(d)          “Bank” means First Internet Bank of Indiana, a Subsidiary of the Company.

(e)          “Board” means the Board of Directors of the Company.

(f)          “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition, means (i) the Participant’s failure to perform the duties reasonably assigned to him or her by the Company or Affiliate, (ii) a good faith finding by the Company or any Affiliate of the Participant’s dishonesty, gross negligence or misconduct, (iii) a material breach by the Participant of any written company employment policies or rules or (iv) the Participant’s conviction for, or his or her plea of guilty or nolo contendere to, a felony or any other crime that involves fraud, dishonesty or moral turpitude.

(g)          “Change in Control” means one of the following:

(1)          The acquisition, within a 12-month period ending on the date of the most recent acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control: (A) any acquisition by a Person who, immediately before the commencement of the 12-month period, already held beneficial ownership of thirty percent (30%) or more of that combined voting power; (B) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (C) any acquisition by the Company; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (E) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (3) below are satisfied.

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(2)          The replacement of at least fifty-five percent (55%) of members of the Board of Directors during any 12-month period, by members who are not Continuing Directors;

(3)          A reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation: (A) more than fifty-five percent (55%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be; (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, thirty percent (30%) or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least fifty-five (55%) of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Continuing Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation.

(4)          A complete liquidation or dissolution of the Company; or

(5)          The sale or other disposition of all or substantially all of the assets of the Company or the Bank or of a majority of the combined voting power of the then outstanding voting securities of the Bank entitled to vote generally in the election of directors of the Bank, other than any of the following dispositions of such assets or securities: (A) to a corporation with respect to which following such sale or other disposition (i) more than fifty-five percent (55%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (ii) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty percent (30%) or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least fifty-five percent (55%) of the members of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; (B) to a shareholder of the Company in exchange for or with respect to its stock; (C) to a Person that owns, directly or indirectly, fifty-five percent (55%) or more of the total value or voting power of all outstanding stock of the Company; or (D) to an entity, at least fifty-five percent (55%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company or by a Person described in clause (iii).

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Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(h)         “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

(i)          “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the NASDAQ Stock Market, including any enhanced standards of independence applicable to members of a compensation committee, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m). If the Compensation Committee or a sub-committee of the Compensation Committee meets these criteria, the Compensation Committee or such sub-committee may serve as the Committee.

(j)          “Company” means First Internet Bancorp, an Indiana corporation, or any successor thereto.

(k)         “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who is elected as a director of the Company subsequent to the effective date of the Plan and whose initial election, or nomination for initial election by the Company’s shareholders, was approved by a vote of at least two-thirds of the then Continuing Directors; provided, however, that no individual shall be considered a Continuing Director if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (defined as any solicitation subject to Rules 14a-1 to 14a-10 promulgated under the Exchange Act by any person or Group for the purpose of opposing a solicitation subject to Rules 14a-1 to 14a-10 by any other person or Group with respect to the election or removal of directors at any annual or special meeting of shareholders of the Company) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

(l)          “Disability” means (i) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (ii) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

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(m)         “Employee” means an employee of the Company or an Affiliate.

(n)          “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(o)          “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Subsidiary; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(p)          “Fair Market Value” means the fair market value of a Share determined as follows:

(1)         If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2)         If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(q)         “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award.

(r)          “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(s)          “Group” means two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

(t)          “Non-Employee Director” means a member of the Board who is not an Employee.

(u)          “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(v)         “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

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(w)          “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(x)           “Participant” means a person to whom an Award is or has been made in accordance with the Plan.

(y)           “Performance-Based Compensation” means an Award to a person who is, or is determined by the Committee to likely become, a “covered employee” (as defined in Section 162(m)(3) of the Code) and that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

(z)           “Plan” means this First Internet Bancorp 2013 Equity Incentive Plan, as amended and in effect from time to time.

(aa)         “Prior Plan” means the Company’s 2006 Stock Option Plan.

(bb)         “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(cc)         “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services or upon the entity for which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(dd)         “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(ee)         “Share” means a share of Stock.

(ff)          “Stock” means the common stock, no par value, of the Company.

(gg)        “Stock Appreciation Right” or “SAR” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

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(hh)         “Stock Unit” means a right granted under the Plan to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(ii)          “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(jj)          “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(kk)         “Voting Securities” of an entity means the outstanding securities entitled to vote generally in the election of directors (or comparable equity interests) of such entity.

3.          Administration of the Plan.

(a)          Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)          Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)         determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares or amount of cash covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)         cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 15(d) and 15(e);

(3)         establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan; and

(4)         taking such actions as are described in Section 3(c) with respect to Awards to foreign Service Providers.

(c)          Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(i). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may, within limits prescribed by the Committee, delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

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(d)          Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(e)          Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise.

4.          Shares Available Under the Plan.

(a)          Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 500,000. After the effective date of the Plan, no additional awards may be granted under the Prior Plan. Shares to be issued under the Plan shall be authorized and unissued Shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1)         Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve prior to the settlement of the Award shall be the maximum number of Shares that could be received under that particular Award.

(2)         Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.

(3)         Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b)          Effect of Forfeitures and Other Actions. Any Shares subject to an Award that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and correspondingly increase the total number of Shares available for grant and issuance under Section 4(a). The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under Section 4(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares repurchased by the Company with proceeds received from the exercise of an option issued under this Plan, and (iv) Shares subject to a stock appreciation right issued under this Plan that are not issued in connection with the stock settlement of that stock appreciation right upon its exercise.

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(c)          Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d)          No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, and in connection with any calculation under the Plan that would otherwise result in the issuance or withholding of a fractional Share, the number of Shares shall be rounded down to the nearest whole Share.

(e)          Individual Option and SAR Limit. The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 25,000 Shares.

5.          Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6.          General Terms of Awards.

(a)          Award Agreement. Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b)          Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), such vesting conditions as are determined by the Committee, and any applicable performance period.

(c)          Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

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(d)          Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a written or electronic form approved by the Company and shall be effective upon its receipt by the Company or an agent selected by the Company.

(e)           Termination of Service. Unless otherwise provided in an Agreement, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):

(1)         Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)         Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)         Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period ending at 5:00 p.m. Eastern Time on the day that is three months after the date of such termination, regardless of whether such day is a business day, provided that if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Options and SARs may be exercised for a period ending at 5:00 p.m. Eastern Time on the day that is one year after the date of such termination, regardless of whether such day is a business day.

(4)         Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period ending at 5:00 p.m. Eastern Time on the day that is one year after the date of such termination, regardless of whether such day is a business day.

(f)           Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)          Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, group, unit, division, Affiliate or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 17 of this Plan. Except as provided in Section 17 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance goals upon the occurrence of certain events, which may include a Change of Control, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

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(h)          Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in an Agreement for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h).

7.          Stock Option Awards.

(a)          Type and Exercise Price. The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)          Payment of Exercise Price. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including payment under a broker-assisted sale and remittance program acceptable to the Committee or by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c)          Exercisability and Expiration. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. No Option shall be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.

(d)          Incentive Stock Options.

(1)         An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount required pursuant to the Code. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in the first sentence of Section 4(a).

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(2)         No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

(3)         For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4)         If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5)         The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

8.          Stock Appreciation Rights.

(a)          Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR of the number of Shares as to which the SAR is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)          Exercise of SAR. Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR shall be exercisable at any time after its scheduled expiration. When a SAR is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR.

9.          Restricted Stock Awards.

(a)          Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award and may correspondingly provide for Company repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

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(b)          Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to transfer restrictions and accompanied by a similar legend. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions and restrictive legend will be removed from the book-entry evidencing such Shares or the certificate evidencing such Shares, and any such certificate shall be delivered to the Participant. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 18(c). Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10.         Stock Unit Awards.

(a)          Vesting and Consideration. A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b)          Payment of Award. Following the vesting of a Stock Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

11.         Other Stock-Based Awards. The Committee may from time to time grant Stock and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12.         Changes in Capitalization, Corporate Transactions, Other Change in Control.

(a)          Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718 - Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make equitable and appropriate adjustments to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

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(b)          Corporate Transactions. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1)         Unless the Committee provides for the continuation, assumption or replacement of some or all outstanding Awards pursuant to Section 12(b)(2) or for the cancellation of some or all outstanding Awards in exchange for payment pursuant to Section 12(b)(3), all outstanding Awards under the Plan will be accelerated in the event of a Change in Control that involves a Corporate Transaction as follows: (i) all outstanding Options and SARs shall become fully exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, and (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction. In the case of performance-based Awards, the number of Shares that become fully exercisable or fully vested, as the case may be, will be calculated by deeming all performance measures to have been satisfied at targeted performance, unless the Committee determines that exercisability, vesting or settlement, as the case may be, at a level in excess of the targeted performance is appropriate. The Committee shall provide written notice of the period of accelerated exercisability of Options and SARs to all affected Participants. The accelerated exercisability of any Option or SAR pursuant to this Section 12(b)(1) and the exercise of any Option or SAR whose exercisability is so accelerated shall be conditioned upon the consummation of the Corporate Transaction, and any such exercise shall be effective only immediately before such consummation.

(2)         (A) In the event of a Change in Control that involves a Corporate Transaction, the Committee may provide that if and to the extent that outstanding Awards under the Plan are not accelerated, the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Sections 12(a) and 6(g)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(2)(B). For purposes of this Section 12(b)(2)(A), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and provides for a vesting or exercisability schedule that is the same as or more favorable to the Participant.

(B) The Committee may provide in its discretion (in the applicable Agreement or otherwise) that if and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(2)(A) above, and if a Participant experiences an involuntary termination of Service for reasons other than Cause within a specified amount of time following the Change in Control, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for a period of time to be determined by the Committee following the Participant’s termination of Service, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full.

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(3)         In the event of a Change in Control that involves a Corporate Transaction, the Committee may provide that if and to the extent that outstanding Awards under the Plan are not accelerated, then such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as follows: the payment for any canceled Award that was denominated in Shares shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. In the case of performance-based Awards, the number of Shares subject to an Award shall be calculated by deeming all performance measures to have been satisfied at targeted performance, unless the Committee determines that exercisability or vesting at a level in excess of the targeted performance is appropriate. Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

In the event of a Change in Control that involves a Corporate Transaction, any outstanding Award under this Plan that is not accelerated pursuant to Section 12(b)(1) must be continued, assumed or replaced pursuant to Section 12(b)(2) or canceled in exchange for payment pursuant to Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b).

(c)          Other Change in Control. In connection with a Change in Control that does not involve a Corporate Transaction, the Committee may provide in its discretion (in the applicable Agreement or otherwise) for one or more of the following: (i) that any Award shall become fully vested and exercisable upon the occurrence of the Change in Control or upon the involuntary termination of the Participant without Cause within a specified amount of time following the Change in Control, (ii) that any Option or SAR shall remain exercisable during all or some specified portion of its remaining term, or (iii) that Awards shall be canceled in exchange for payments in a manner similar to that provided in Section 12(b)(3). The Committee will not be required to treat all Awards similarly in such circumstances.

(d)          Dissolution or Liquidation. Unless otherwise provided in an applicable Agreement, in the event the shareholders of the Company approve the complete dissolution or liquidation of the Company, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action. The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.

13.         Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

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14.         Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the Participant’s minimum required tax withholding rate) through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

15.         Effective Date, Duration, Amendment and Termination of the Plan.

(a)          Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan within 12 months of its approval by the Board, the Plan shall be of no further force or effect.

(b)          Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date will continue to be outstanding in accordance with their terms unless limited in the applicable Agreement.

(c)          Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)          Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 18(i)(2).

(e)          No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Full Value Award, be repurchased by the Company or any Affiliate, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or Stock Appreciation Right, unless such action is first approved by the Company’s shareholders.

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16.         Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

17.         Performance-Based Compensation.

(a)          Designation of Awards. During and following the first tax year in which Code Section 162(m) shall become applicable to the Company, if the Committee determines at the time a Full Value Award is granted to a Participant that such Participant is, or is likely to be, a “covered employee” for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 17 will be applicable to such Award, which shall be considered Performance-Based Compensation.

(b)          Compliance with Code Section 162(m). If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more of the performance measures specified in Section 17(d). The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount payable in connection with an Award subject to this Section 17, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission. The Committee may also adjust performance measures for a performance period to the extent permitted by Code Section 162(m) in connection with an event described in Section 12(a) to prevent the dilution or enlargement of a Participant’s rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 17 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as “performance-based compensation” under Code Section 162(m).

(c)          Limitations. Subject to adjustment as provided in Section 12(a), the maximum number of Shares that may be the subject of Full Value Awards of Performance-Based Compensation that are denominated in Shares or Share equivalents and that are granted to any Participant during any calendar year shall not exceed 25,000 Shares. The maximum amount payable with respect to any Full Value Awards that are denominated other than in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed $500,000 multiplied by the number of full or partial years in the applicable performance period.

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(d)          Performance Measures. For purposes of any Full Value Award considered Performance-Based Compensation subject to this Section 17, the performance measures to be utilized shall be limited to one or a combination of two or more of the following : revenue; earnings before interest, taxes, depreciation and amortization (“EBITDA”); operating income; pre- or after-tax income; cash available for distribution per share; net earnings; earnings per share; return on equity; return on assets; share price performance; improvements in the Company’s attainment of expense levels; implementation or completion of critical projects; return on capital; loan portfolio growth; core deposit growth; credit quality; net interest margin; non-interest income; improvement in cash flow, either before or after tax; and any combination or derivation of any of the foregoing. Any performance goal based on one or more of the foregoing performance measures may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance.

18.         Other Provisions.

(a)          Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. None of the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)          Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)          Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws.  Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.

(d)          Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

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(e)          Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Indiana without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)          Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)          Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)         If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)         If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Committee nor any other person involved with the administration of this Plan shall in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A. By accepting an Award under this Plan, each Participant acknowledges that the Company has no duty or obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A.

(h)          Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 18(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

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(i)          Forfeiture and Compensation Recovery.

(1)         The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)         Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

(j)          Effect of Banking Laws and Regulations. Notwithstanding any provision to the contrary, no Award may be exercised or fully vest if the Participant is required by the Bank Holding Company Act, the Change in Bank Control Act, the Indiana Financial Institutions Act or regulations of any federal or Indiana bank regulatory agencies having jurisdiction over the Company to obtain prior approval of any such agency or to comply with any notice and waiting period requirements unless and until the Participant complies with all such regulatory requirements.

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REVOCABLE PROXY
FIRST INTERNET BANCORP

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-877-705-5108 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 20, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/inbk prior to 3 a.m., May 20, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

Annual Meeting Materials are available at: http://firstinternet.investorroom.com

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒ **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. To elect seven directors to serve until the next annual meeting of shareholders,	☐	☐	☐

Nominees:

(1) David B. Becker **(02) John K. Keach, Jr.**
(03) David R. Lovejoy **(04) Ann D. Murtlow**
(05) Ralph R. Whitney, Jr. **(06) Jerry Williams**
(07) Jean L. Wojtowicz

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	One Year	Two Years	Three Years	Abstain
3. To determine, in an advisory (non-binding) vote, whether to conduct future advisory votes to approve executive compensation every one, two or three years,	☐	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______ Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

FIRST INTERNET BANCORP

Annual Meeting, May 20, 2013

Your Vote is important!

Annual Meeting Materials are available on-line at:

http://firstinternet.investorroom.com

you can vote in one of three ways:

1. Call **toll free 1-877-705-5108** on a Touch-Tone Phone. There is **no charge** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/inbk** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Please See Reverse Side For Voting Instructions

(Continued, and to be marked, dated and signed, on the other side)

Revocable Proxy

First Internet Bancorp

Annual Meeting of Shareholders

May 20, 2013

1:00 P.M.

This Proxy is Solicited On Behalf Of the Board Of Directors

David B. Becker and Kay E. Whitaker, or either of them are hereby appointed, for the undersigned, with full power of substitution, to vote all the shares of Comon Stock of First Internet Bancorp (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company scheduled for May 20, 2013 at 1:00 P.M. at 9100 Keystone Crossing, Indianapolis, Indiana 46240, and at any adjournment thereof, as directed on the reverse side and, in their discretion on any matters which may properly come before the meeting. This proxy will be voted as directed or if no direction is provided, the shares represented by this proxy will be voted FOR all of the nominees listed in proposal 1, FOR proposals 2, 4, and 5 and THREE YEARS for proposal 3.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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